POLYMER RESEARCH CORP. OF AMERICA
                                2186 Mill Avenue
                            Brooklyn, New York 11234


                                                       April 15, 1998


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1998


To the Shareholders of POLYMER RESEARCH CORP. OF AMERICA:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Polymer Research Corp. of America ("Polymer") will be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 19, 1998, at 10:30 A.M. for the following purposes, all as more fully set forth in the attached proxy statement:

          1.To elect seven (7) directors of the Corporation; and

          2.To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 15, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     Pursuant to Article 2A of Polymer's Bylaws, any nominations for directors must be made in writing and received by the Secretary of the Corporation at least 21 days prior to the Meeting. Such nominations, if any, must set forth:

          (i) the name, age, business address, and if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

                YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN
                 THE ENCLOSED PROXY STATEMENT WHETHER OR NOT YOU
                   INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                       By Order of the Board of Directors


                       -----------------------------------
                             Anna Dichter, Secretary

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 Mill Avenue
                            Brooklyn, New York 11234


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 1998


     This Proxy Statement is furnished in connection with the solicitation by the management of Polymer Research Corp. of America, a New York corporation ("Polymer"), of proxies to be voted at the Annual Meeting of Shareholders to be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 19, 1998, at 10:30 A.M., local time, and at any adjournment thereof (the "Meeting"). This proxy statement will be mailed to shareholders on or about April 19, 1998.

     The purpose of the Meeting is to: (i) elect seven (7) directors of the Corporation; and (ii) consider such other business that may properly come before the Meeting.

     Any shareholder giving a proxy has the power to revoke it by giving notice to the Company in writing, or in open meeting before any vote is taken. The shares represented by the enclosed proxy will be voted as directed if it is properly signed and received by the Company prior to the time of the Meeting. If no direction is given in the proxy, it will be voted in favor of management's nominees.

                           Outstanding Securities and
                              Security Ownership of
                    Certain Beneficial Owners and Management

     The shareholders of record of the Company's common shares at the close of business on April 15, 1998 are entitled to vote on matters to come before the Meeting. On that date, there were 1,563,177 issued and outstanding common shares, giving effect to the 5% stock dividend paid on April 2, 1998 to shareholders of record on March 23, 1998. As provided in the Certificate of Incorporation, each common share is entitled to one vote.

     The following table sets forth certain information, as of April 8, 1998 with respect to each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and all officers and directors as a group:

     Name and Address                    Amount Bene-     Percentage
     Beneficial Owner                   ficially Owned     of Class

     Carl Horowitz                          398,234          25.5%
     2719 Whitman Drive
     Brooklyn, NY 11234

     First Wilshire Securities              189,358          12.1%
     Management Corp
     600 South Lake Street
     Pasadena, CA 91106 (1)

     All Officers and                       541,224          34.6%
     Directors as a Group
     (11 persons)

----------

     (1) As set forth in the most recent Schedule 13G received by the Company, as adjusted for the 5% stock dividend paid on April 2, 1998.

                             Executive Compensation

The following table sets forth all compensation paid for services rendered during the year ended December 31, 1996 and for the two prior years to the chief executive officer of the Company and each executive officer whose aggregate cash compensation exceeded $100,000 for the year ended December 31, 1996.

                           Summary Compensation Table
                           --------------------------

Name and
Principal                                                          Other Annual       Other
Position                     Year       Salary         Bonus       Compensation   Compensation(2)
--------                     ----       ------         -----       ------------   ---------------
Carl Horowitz                1997      $160,000      $ 25,000      $ 13,236         $ 12,985
Chief Executive Officer,     1996       150,000        25,000        10,836            7,460
President                    1995       135,915        25,000        27,616(1)         8,084

Irene Horowitz               1997       158,349        10,000           -0-           12,985
Senior Vice President        1996       153,923        10,000           -0-            7,650
                             1995       152,525        10,000           -0-            7,940

John M. Ryan                 1997       248,014           -0-           -0-(3)         3,359
Executive Vice President     1996       241,167        20,000           -0-            3,524
                             1995       218,227         7,738           -0-            3,374

Mohan Sanduja                1997       117,780         1,624           -0-            9,905
Vice President -             1996       114,080         1,500           -0-           10,592
                             1995       102,930         2,000           -0-            9,493

----------
     (1) Represents life insurance premium for policy of which Dr. Horowitz has the right to designate beneficiary.

     (2) Represents amounts contributed by the Company on behalf of the named individual to the Company's profit sharing plan.

     (3) During 1997, Mr. Ryan received a bonus of 20,000 shares of the Companys restricted common stock.

     Directors who are not employees of the Company receive a fee of $500 for each regular meeting of the Board of Directors that they attend. The Company has no committees of directors. No director attended less than 75% of the meetings of the Board.

                              Employment Agreement

     Carl Horowitz has an employment agreement with the Company for a term ending May 15, 1998 at a base salary of $150,000 for 1996, with annual increases of $10,000 per year. In April 1998, the Agreement was extended for an additional 5 years.

     On July 26, 1994, the Company entered into retirement agreements with the Company's President and Senior Vice President. The agreements set a compensation rate of 60% of the average 5 preceding year's annual compensation, payable for the remainder of each individual's life. In addition, the Company is to maintain each individual's medical benefits.


                              ELECTION OF DIRECTORS

     There are seven (7) directors to be elected. Those nominees receiving a plurality of the votes cast will be elected. It is intended that proxies received by the Proxy Committee in response to this solicitation will be voted in favor of the election of the seven persons named in the following table to be directors of the Company to hold office until the next annual meeting of the shareholders.

     The following table states the names of the nominees, their age, the present and former occupation of each nominee and the number of shares of Polymer owned by each nominee. All are currently directors of the Company who hold office until the Meeting and until their successors are elected and qualified.

                                                                      Number of Shares
                                                                         of Company                   Percentage of Shares
Name                               Occupation                       Beneficially Owned(1)                 Outstanding
----                               ----------                       ---------------------                 -----------
Carl Horowitz        President and Chairman of the                         398,234                            25.5%
                     Board of Directors of Polymer
                     since its inception in 1963.  Mr.
                     Horowitz is 74 years old.

Irene Horowitz       Mrs. Horowitz is Senior Vice                          35,839                             2.3%
                     President and Manager of New
                     Technology of Polymer. Mrs.
                     Horowitz has been a Director of
                     Polymer since 1977.  Mrs.
                     Horowitz is 74 years old.

                                                                      Number of Shares
                                                                         of Company                   Percentage of Shares
Name                               Occupation                       Beneficially Owned(1)                 Outstanding
----                               ----------                       ---------------------                 -----------
John Ryan            Mr. Ryan has been employed by                         40,394                             2.6%
                     the Company since 1981. In 1985,
                     Mr. Ryan became Executive Vice-
                     President-Corporate Research of
                     the Company.  Mr. Ryan has been
                     a member of the Board since 1985.
                     Mr. Ryan is 42 years old.

Boris Jody           Mr. Jody was employed by the                            -0-                               --
                     Standard Motors Corporation from
                     1952.  His last position was as
                     Assistant Executive Vice-
                     President.  Mr. Jody has been a
                     member of the Board since 1985.
                     Mr. Jody is 79 years old.  Mr. Jody
                     is a member of the Audit
                     Committee.

Mohan Sanduja        Dr. Sanduja received his Ph.D in                        -0-                               --
                     chemistry from Queens University,
                     Ontario, Canada in 1972.  From
                     1979-1982, Dr. Sanduja was
                     Assistant Director of Research at
                     Polymer.  Since 1982, Dr. Sanduja
                     has been Polymer's Director of
                     Research. Dr. Sanduja has been a
                     Vice President-Research and a
                     member of the Board since 1987.
                     Dr. Sanduja is 62 years old.

Alice Horowitz       Ms. Horowitz was employed by                          51,360                             3.3%
                     Polymer in 1980.  From 1993-
                     1996, she was Senior Vice
                     President-R&D Marketing; from
                     1982-1993, she was Vice
                     President-R&D Marketing.  Ms.
                     Horowitz is 37 years old.  Ms.
                     Horowitz is a member of the Audit
                     Committee.

                                                                      Number of Shares
                                                                         of Company                   Percentage of Shares
Name                               Occupation                       Beneficially Owned(1)                 Outstanding
----                               ----------                       ---------------------                 -----------
Terry J. Wolfgang    Mrs. Wolfgang was employed by                         15,402                               1%
                     Polymer from 1981 through April,
                     1989.  From 1986 through April,
                     10, 1989, she was Vice President
                     of Contracts.  Mrs. Wolfgang is an
                     attorney practicing law in New
                     York City since 1989.  Mrs.
                     Wolfgang or firms with whom she
                     has been associated were paid
                     $43,873, $16,664 and $31,227  by
                     the Company for legal services
                     during 1996, 1995 and 1994,
                     respectively.  Mrs. Wolfgang is 35
                     years old.

All officers and directors as a group                                     542,117                            34.6%
(11 in number)

----------

     (1) Gives effect to a 5% stock dividend paid on April 2, 1996 to holders of record on March, 23 1998.

     Carl and Irene Horowitz are husband and wife and are the parents of Alice Horowitz and Terry Wolfgang. Each disclaims beneficial ownership of shares owned by the others.

Officers

     In addition to the directors listed above, the Company has two officers. Information concerning those individuals is set forth below:


Name                               Age                     No. of Shares
----                               ---                     -------------

Anna Dichter                       82                           809

George W. Sawey                    67                            79

Betty Friedman                     65                           -0-

Clair Chamow                       62                           -0-

     Anna Dichter joined the Company in 1968 as Controller. She was elected Secretary/Treasurer of the Company in 1977. Mrs. Dichter, who devotes her full time and efforts to the affairs of the Company, is in charge of maintaining the Company's books on a day-to-day basis. She is the sister of Irene Horowitz.

     George V. Sawey has been employed full time by the Company since 1972 and is Vice President in charge of chemical products. He is responsible for the manufacture of textile inks and chemical products.

     Clair Chamow joined the Company in 1982. She became a Vice President in March of 1996 and is responsible for office management.

     Betty Friedman joined the Company in 1976. She became a Vice President in March of 1996 and is in charge of personnel and purchasing for production.

                  Stockholder Proposals for 1999 Annual Meeting

     Stockholders may present proposals for inclusion in the 1998 Proxy Statement of the Company provided they are received no later than December 19, 1998 and are in compliance with applicable Securities and Exchange Commission regulations. Stockholder nominations of persons for election as directors are subject to the notice requirements described in the Notice of Meeting.


                           Annual Report on Form 10-K

     A copy of Polymer's annual report on Form 10-K will be furnished to shareholders upon request in writing to Irene Horowitz c/o Polymer Research Corp. of America, 2186 Mill Avenue, Brooklyn, New York 11234.


Dated:   Brooklyn, New York
         April 15, 1998

                        POLYMER RESEARCH CORP. OF AMERICA

Management Proxy                                                    Common Stock


                         ANNUAL MEETING OF SHAREHOLDERS


     The undersigned, a shareholder of record of POLYMER RESEARCH CORP. OF AMERICA ("Corporation") on April 15, 1998, hereby appoints Carl Horowitz and Irene Horowitz or either of them proxies with full power of substitution, to vote all stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders on May 19, 1998 at 10:30 A.M. and adjournments thereof (hereby revoking any prior proxies to vote or act thereat). Said proxy is directed to vote as follows:

     (1)  FOR ___ AGAINST ___ Each of the following for directors of the
          Corporation: Carl Horowitz - Irene Horowitz - Mohan Sanduja - Boris Jody - John M. Ryan - Alice Horowitz - Terry Wolfgang.

          To Withhold Authority to vote for any nominee, you may list them:

     (2)  Upon all other matters which may properly come before said meeting.

     MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IF NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT. THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT. PLEASE EXECUTE THIS PROXY AND RETURN SAME IN THE SELF-ADDRESSED, STAMPED ENVELOPE.



-----------------------------                   -------------------------------
Print Name                                      No. Shares as of April 15, 1998


-----------------------------                   -------------------------------
Signature                                       Date